                                                                  Exhibit 10.1.5

                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of March 30, 2001 (this "Amendment"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings"), AMTROL INC., a Rhode Island corporation (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Banks, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 13, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend, and the Banks party hereto wish grant a waiver to certain provisions of, the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS TO CREDIT AGREEMENT.

          1. Section 3.03(d) of the Credit Agreement is hereby amended by deleting the date "November 13, 2001" appearing in the table in said Section and inserting the date "March 30, 2001" in lieu thereof.

          2.   Section 4.02(A)(e) of the Credit Agreement is hereby amended by
(i) deleting the second parenthetical appearing in said Section and inserting the text "(other than (x) proceeds from any Capital Call Contribution made pursuant to the Capital Contribution Agreement, (y) equity issued to management and other employees of Holdings and its Subsidiaries as provided for in Section 8.09(a)(ii) and (z) in connection with the Equity Financing)" in lieu thereof and (ii) inserting the text "(excluding any capital contribution received by the Borrower from Holdings and made by Holdings with the proceeds of any Capital Call Contribution pursuant to the Capital Contribution Agreement)" immediately after the text "with any capital contributions" appearing in said Section.

          3. Section 4.02(A) of the Credit Agreement is hereby amended by inserting the following new clause (j) at the end of said Section:

          "(j) On the date on which the Borrower receives any cash proceeds pursuant to a capital contribution from Holdings made with the proceeds of a Capital Call Contribution pursuant to the Capital Contribution Agreement, an amount equal to 100% of such cash proceeds shall be applied as a mandatory repayment of principal of the then outstanding Loans; PROVIDED that, notwithstanding the foregoing, cash proceeds in an amount equal to only 50% of the Capital Call Contribution Amount of the respective Capital Call Contribution shall be applied as a mandatory repayment of principal of the then outstanding Loans, so long as (i) no Default or Event of Default is then in existence or would result therefrom and (ii) any cash proceeds not required to be applied to repay Loans as a result of the application of this proviso are applied to repurchase Senior Subordinated Notes pursuant to, and in accordance with the terms of, Section 8.08(a); PROVIDED FURTHER that any cash proceeds not so used to repurchase Senior Subordinated Notes as contemplated by the preceding proviso within the time period specified in
     Section 8.08(a) shall be applied as a mandatory repayment of principal of the then outstanding Loans as provided above (without regard to the preceding proviso);".

          4.   Section 4.02(B)(a) of the Credit Agreement is hereby amended by
(i) deleting the text "to clause (b)" appearing in said Section and inserting the text "to clauses (b) and (for purposes of succeeding subclause (x) only)
(j)" in lieu thereof and (ii) inserting the following sentence at the end of said Section:

          "Each mandatory repayment of Loans required to be made pursuant to
     Section 4.02(A)(j) shall be applied (I) in the event Revolving Loans are outstanding at the time of such repayment, to the A Term Loans in an amount equal to the A TF Capital Call Percentage of such prepayment, to the B Term Loans in an amount equal to the B TF Capital Call Percentage of such prepayment and to the Revolving Loans in an amount equal to the Revolving Capital Call Percentage of such prepayment (but subject to clause (II) below in the event all Revolving Loans are repaid as a result of the application of this clause (I)) and (II) in the event no Revolving Loans are outstanding at the time of such repayment (or all outstanding Revolving Loans have been repaid in full as a result of the application of preceding clause (I), then any excess amount of such mandatory repayment shall be applied), to the A Term Loans in an amount equal to the A TF Percentage of such prepayment and to the B Term Loans in an amount equal to the B TF Percentage of such prepayment.".

          5. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.16 at the end of said Section:

          "7.16 CONTRIBUTIONS. Holdings will contribute as an equity contribution to the capital of the Borrower upon its receipt thereof, all cash proceeds and Senior Subordinated Notes received by it from the Fund or any other Person as a Capital Call Contribution pursuant to the Capital Contribution Agreement.".

          6. Section 8.02(f) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(II) any other" appearing in said Section and inserting a comma in lieu thereof, (ii) inserting the text "and (III) any other assets comprising all or a portion of a business which has negative "EBITDA" for the four fiscal quarters immediately preceding March 30, 2001 or otherwise identified by the Borrower to the

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Administrative Agent on March 30, 2001" immediately after the text "$500,000 in any fiscal year of the Borrower" appearing in said Section and (iii) deleting the text "and (f)(II)" appearing in said Section and inserting the text ",(f)(II) and (f)(III)" in lieu thereof.

          7. Section 8.06(g) of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

          ", so long as calculations are made by Holdings (and delivered to the Administrative Agent) of compliance with the covenants contained in Sections 8.11, 8.12 and 8.13 for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition (each, a "Calculation Period"), on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period".

          8. Section 8.08(a) of the Credit Agreement is hereby amended by inserting the following proviso immediately after the text "of the Senior Subordinated Notes" appearing in said Section:

          "; PROVIDED that (i) Senior Subordinated Notes may be repurchased on the open market with the cash proceeds of any Capital Call Contribution not required to be applied as a mandatory repayment of Loans pursuant to
     Section 4.02(A)(j), so long as (x) no Default or Event of Default then exists or would result therefrom, (y) such repurchase is made within fifteen Business Days following the receipt of such proceeds and (z) any such repurchase of Senior Subordinated Notes is made for no more than the face amount of such Senior Subordinated Notes and (ii) the Borrower may retire and cancel Senior Subordinated Notes contributed to it (through Holdings) pursuant to any Capital Call Contribution, so long as no Default or Event of Default then exists or would result therefrom".

          9. Section 8.11 of the Credit Agreement is hereby amended by (i) deleting the text "the ratio of (i) Consolidated EBITDA to (ii) Consolidated Cash Interest Expense" appearing in said Section and inserting the text "Interest Coverage Ratio" in lieu thereof, (ii) deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

          "Fiscal Quarter Ending Closest To:     Ratio
          ----------------------------------     --------

          December 31, 1996                      1.60:1.0

          March 31, 1997                         1.60:1.0
          June 30, 1997                          1.60:1.0
          September 30, 1997                     1.60:1.0
          December 31, 1997                      1.55:1.0

          March 31, 1998                         1.55:1.0
          June 30, 1998                          1.35:1.0

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

          September 30, 1998                     1.35:1.0
          December 31, 1998                      1.35:1.0

          March 31, 1999                         1.35:1.0
          June 30, 1999                          1.35:1.0
          September 30, 1999                     1.45:1.0
          December 31, 1999                      1.50:1.0

          March 31, 2000                         1.50:1.0
          June 30, 2000                          1.55:1.0
          September 30, 2000                     1.60:1.0
          December 31, 2000                      1.65:1.0

          June 30, 2001                          1.35:1.0
          September 30, 2001                     1.30:1.0
          December 31, 2001                      1.30:1.0

          March 31, 2002                         1.45:1.0
          June 30, 2002                          1.90:1.0
          September 30, 2002                     1.95:1.0
          December 31, 2002                      2.00:1.0

          March 31, 2003                         2.10:1.0
          June 30, 2003                          2.15:1.0
          September 30, 2003                     2.25:1.0
          December 31, 2003                      2.30:1.0

          March 31, 2004                         2.35:1.0
          June 30, 2004                          2.50:1.0"

and (iii) inserting the following sentence at the end of said Section:

          "Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.11 shall be made on a PRO FORMA Basis.".

          10. The Banks hereby waive any Default or Event of Default that has arisen pursuant to Section 9.03 of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 8.11 (as in effect prior to the Fifth Amendment Effective Date) for (and only for) the fiscal quarter ended March 31, 2001.

          11. Section 8.12 of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

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          "Fiscal Quarter Ending Closest To:     Ratio
          ----------------------------------     --------

          December 31, 1996                      6.25:1.0

          March 31, 1997                         6.25:1.0
          June 30, 1997                          6.25:1.0
          September 30, 1997                     6.25:1.0
          December 31, 1997                      6.40:1.0

          March 31, 1998                         6.60:1.0
          June 30, 1998                          7.80:1.0
          September 30, 1998                     7.80:1.0
          December 31, 1998                      7.80:1.0

          March 31, 1999                         7.80:1.0
          June 30, 1999                          7.75:1.0
          September 30, 1999                     7.25:1.0
          December 31, 1999                      6.75:1.0

          March 31, 2000                         6.50:1.0
          June 30, 2000                          6.50:1.0
          September 30, 2000                     6.25:1.0
          December 31, 2000                      5.85:1.0

          June 30, 2001                          6.75:1.0
          September 30, 2001                     6.50:1.0
          December 31, 2001                      6.25:1.0

          March 31, 2002                         6.00:1.0
          June 30, 2002                          5.25:1.0
          September 30, 2002                     4.75:1.0
          December 31, 2002                      4.50:1.0

          March 31, 2003                         4.50:1.0
          June 30, 2003                          4.50:1.0
          September 30, 2003                     4.40:1.0
          December 31, 2003                      4.20:1.0

          March 31, 2004                         3.80:1.0
          June 30, 2004                          3.25:1.0"

and (ii) inserting the following sentence at the end of said Section:

          "Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.12 shall be made on a PRO FORMA Basis.".

          12. The Banks hereby waive any Default or Event of Default that has arisen pursuant to Section 9.03 of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 8.12 (as in effect prior to the Fifth Amendment Effective Date) for (and only for) the fiscal quarter ended March 31, 2001.

          13. Section 8.13 of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

          "Fiscal Quarter Ending Closest To:     Amount
          ----------------------------------     -----------

          December 31, 1996                      $27,800,000

          March 31, 1997                         $26,640,000
          June 30, 1997                          $26,640,000
          September 30, 1997                     $26,640,000
          December 31, 1997                      $26,640,000

          March 31, 1998                         $27,330,000
          June 30, 1998                          $25,000,000
          September 30, 1998                     $25,000,000
          December 31, 1998                      $25,000,000

          March 31, 1999                         $25,000,000
          June 30, 1999                          $25,000,000
          September 30, 1999                     $26,000,000
          December 31, 1999                      $27,000,000

          March 31, 2000                         $27,000,000
          June 30, 2000                          $28,000,000
          September 30, 2000                     $28,500,000
          December 31, 2000                      $29,500,000

          June 30, 2001                          $23,000,000
          September 30, 2001                     $22,000,000
          December 31, 2001                      $21,000,000

          March 31, 2002                         $22,000,000
          June 30, 2002                          $34,000,000
          September 30, 2002                     $34,500,000
          December 31, 2002                      $35,000,000

          March 31, 2003                         $36,000,000
          June 30, 2003                          $37,000,000
          September 30, 2003                     $37,500,000
          December 31, 2003                      $38,500,000

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

          March 31, 2004                         $39,000,000
          June 30, 2004                          $39,500,000"

and (ii) inserting the following sentence at the end of said Section:

          "Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.13 shall be made on a PRO FORMA Basis.".

          14. The Banks hereby waive any Default or Event of Default that has arisen pursuant to Section 9.03 of the Loan Agreement solely as a result of the failure of the Borrower to comply with the financial covenant contained in
Section 8.13 (as in effect prior to the Fifth Amendment Effective Date) for (and only for) the fiscal quarter ended March 31, 2001.

          15. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.16 at the end of said Section:

          "8.16 FINANCIAL COVENANT CURE. Notwithstanding anything to the contrary contained in Section 8.11 or 8.12, in the event that (I) (i) Holdings' Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of Holdings set forth in Section 8.11 is less than the ratio set forth opposite such fiscal quarter in Section 8.11 or
     (ii) Holdings' Leverage Ratio on the last day of any fiscal quarter set forth in Section 8.12 is greater than the amount set forth opposite such fiscal quarter and (II) the Fund shall have made a capital contribution to Holdings in such amount and at such times as may be required by Section 2 of the Capital Contribution Agreement (each such contribution, a "Capital Call Contribution"), compliance with the covenants contained in Sections
     8.11 and 8.12 shall be recalculated on a PRO FORMA Basis to give effect to the repayment of any Loans which shall have been repaid at such time pursuant to Section 4.02(A)(j) and to the repurchase or retirement of any Senior Subordinated Notes which shall have been repurchased or retired at such time.".

          16. Section 9.03 of the Credit Agreement is hereby amended by (i) inserting the text "(other than, at any time prior (and only prior) to March 31, 2002, Sections 8.11 and 8.12)" immediately after the text "or 8" appearing in clause (a) of said Section, (ii) redesignating clause (b) of said Section as clause (c) thereof, (iii) inserting the text "or (b)" immediately after the text "or clause (a)" appearing in clause (c) of said Section (as redesignated pursuant to clause (ii) above) and (iv) inserting the following new clause (b) after clause (a) appearing in said Section:

          "(b) at any time prior to March 31, 2002, default in the due performance or observance by it of any agreement or covenant contained in
     Section 8.11 or 8.12 and such default shall continue unremedied for period of at least 45 days (in the case of any default arising on the last day of a fiscal quarter occurring during the first three fiscal quarters of a fiscal year of Holdings) or 60 days (in the case of any default arising on the last day of the last fiscal quarter of any fiscal year of the Borrower)".

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          17.  Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.10 immediately after Section 9.09 appearing in said Section:

          "9.10 CAPITAL CONTRIBUTION AGREEMENT. (i) The Capital Contribution Agreement or any material provision thereof shall cease to be in full force and effect except in accordance with the terms thereof, (ii) the Fund or any Person acting on behalf of the Fund shall deny or disaffirm its obligations under the Capital Contribution Agreement, (iii) the Fund or any Person acting on behalf of the Fund shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Capital Contribution Agreement or (iv) a Capital Contribution Event of Default under, and as defined in, the Capital Contribution Agreement shall occur;".

          18. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately after the second proviso appearing in said definition:

          "provided further that, for purposes of determining compliance with Sections 8.11, 8.12 and 8.13 and any determination pursuant to Section 8.06(g), (x) if one or more Permitted Acquisitions is effected on or after the first day of the respective Test Period or Calculation Period and on or prior to the date of determination, Consolidated EBITDA shall be calculated on a PRO FORMA Basis after giving effect to such Permitted Acquisition and
     (y) if one or more Significant Asset Sales is effected on or after the first day of the respective Test Period or Calculation Period and on or prior to the date of determination, Consolidated EBITDA shall be calculated on a PRO FORMA Basis after giving effect to such Significant Asset Sale".

          19. The definition of "Consolidated Net Income" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "except for determinations expressly required to be made on a PRO FORMA Basis," immediately after the text "during such period, (ii)" appearing in said definition.

          20. The definition of "Credit Document" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text ", the Capital Contribution Agreement" immediately after the text "the Subsidiary Guaranty" appearing in said definition.

          21. The definition of "Excess Cash Flow" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "and/or (i)" appearing in said definition and inserting the text ", (i) and/or (j)" in lieu thereof.

          22. Section 10 of the Credit Agreement is hereby amended by (i) deleting the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order in said Section:

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

          "A TF Capital Call Percentage" shall mean, at any time of determination, a fraction (expressed as a percentage) the numerator which is equal to the aggregate principal amount of A Term Loans outstanding at such time and the denominator which is equal to the sum of (x) the aggregate principal amount of Term Loans outstanding at such time, (y) the aggregate principal amount of Swingline Loans and Revolving Loans outstanding at such time and (z) the aggregate amount of Letter of Credit Outstandings at such time.

          "Acquired EBITDA" shall mean, for any period, Consolidated EBITDA of the Person or business, division or product line being acquired pursuant to a Permitted Acquisition for such period (determined in accordance with the definition of Consolidated EBITDA contained herein, but treating references therein and in any other defined terms used in determining Consolidated EBITDA to "Holdings" to instead be references to the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition and without giving effect to clause (iv) of, and the provisos contained in, the definition of Consolidated EBITDA and to clauses
     (iv), (v), (vi), (vii) and (viii) of the definition of Consolidated Net Income used in determining Consolidated EBITDA).

          "Applicable Base Rate Margin" shall mean (i) in the case of A Term Loans, Revolving Loans and Swingline Loans, 2.50% LESS the Margin Reduction Discount, if any and (ii) in the B Term Loans, 3.00%.

          "Applicable Eurodollar Margin" shall mean (i) in the case of A Term Loans, Revolving Loans and Swingline Loans, 3.50% less the Margin Reduction Discount, if any and (ii) in the B Term Loans, 4.00%.

          "B TF Capital Call Percentage" shall mean, at any time of determination, a fraction (expressed as a percentage) the numerator which is equal to the aggregate principal amount of B Term Loans outstanding at such time and the denominator which is equal to the sum of (x) the aggregate principal amount of Term Loans outstanding at such time, (y) the aggregate principal amount of Swingline Loans and Revolving Loans outstanding at such time and (z) the aggregate amount of Letter of Credit Outstandings at such time.

          "Calculation Period" shall have the meaning provided in Section
     8.06(g).

          "Capital Call Contribution" shall have the meaning provided in Section 8.16.

          "Capital Call Contribution Amount" shall mean, with respect to any Capital Call Contribution, an amount equal to the sum of (i) the aggregate amount of all cash contributed to the Borrower (via Holdings) pursuant to such Capital Call Contribution and (ii) the aggregate principal amount of all Senior Subordinated Notes contributed to the Borrower (via Holdings) pursuant to such Capital Call Contribution.

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

          "Capital Contribution Agreement" shall mean that certain Capital Contribution and Support Agreement, dated as of March 30, 2001, among the Administrative Agent, Holdings, the Borrower and Cypress Merchant Banking Partners L.P. in the form of Exhibit N hereto, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

          "Fund" shall mean Cypress Merchant Bank Partners, L.P., a Delaware limited partnership, and/or Cypress Offshore Partners L.P., a Cayman Island limited partnership.

          "Interest Coverage Ratio" shall mean, as to any Person, for any period, the ratio of Consolidated EBITDA of such Person to Consolidated Cash Interest Expense of such Person for such period.

          "PRO FORMA Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (w) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) after the first day of the relevant Calculation Period or Test Period as if such Indebtedness had been incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period or Test Period, (x) the permanent repayment or retirement of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a permanent commitment reduction) after the first day of the relevant Calculation Period or Test Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period or Test Period, (y) the consummation of any Significant Asset Sale after the first day of the relevant Calculation Period or Test Period as if such Significant Asset Sale had been consummated on the first day of the relevant Calculation Period or Test Period and (z) the Permitted Acquisition, if any, then being (or proposed to be) consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period or Test Period and on or prior to the date of the respective Permitted Acquisition then being (or proposed to be) effected, with the following rules to apply in connection therewith:

          (i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period or Test Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period or Test Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness, except to the extent accompanied by a permanent commitment reduction) permanently retired or redeemed after the first day of the relevant Calculation Period or Test Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period or Test Period and remain retired through the date of determination;

          (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding);

          (iii) in making any determination of Consolidated EBITDA on a PRO FORMA Basis, so long as the Acquired EBITDA of the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition has been audited for the entire Calculation Period by any of the "big six" accounting firms or another accounting firm acceptable to the Agent, PRO FORMA effect shall be given to any Permitted Acquisition effected during the respective Calculation Period or Test Period (or thereafter for purposes of Section 8.06(g)) (and such Acquired EBITDA shall be included in the calculation of Consolidated EBITDA) as if such Permitted Acquisition had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, and taking into account factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period; and

          (iv) in making any determination of Consolidated EBITDA on a PRO FORMA Basis, PRO FORMA effect shall be given to any Significant Asset Sale effected during the respective Calculation Period or Test Period (or thereafter for purposes of Section 8.06(g)) as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be.

     Notwithstanding anything to the contrary contained above, (x) for purposes of Sections 8.11, 8.12 and 8.13 PRO FORMA effect (as otherwise provided above) shall only be given for events or occurrences which occurred during the respective Test Period but not thereafter and (y) for purposes of
     Section 8.02 PRO FORMA effect (as otherwise provided above) shall be given for events or occurrences which occurred during the respective Calculation Period and thereafter but on or prior to the respective date of determination.

          "Revolving Capital Call Percentage" shall mean, at any time of determination, a fraction (expressed as a percentage) the numerator which is equal to the sum of (i) the aggregate principal amount of Swingline Loans and Revolving Loans outstanding at such time plus (ii) the aggregate amount of Letter of Credit Outstandings at such time and the denominator which is equal to the sum of (x) the aggregate principal amount of Term Loans outstanding at such time, (y) the aggregate principal amount of Swingline Loans and Revolving Loans outstanding at such time and (z) the aggregate amount of Letter of Credit Outstandings at such time.

          "Significant Asset Sale" shall mean and include (i) any sale or disposition of any business or asset constituting an Asset Sale, the "enterprise value" of which business or asset (I.E., the aggregate of (x) the Net Cash Proceeds received by the Borrower and its Subsidiaries from the sale or disposition of such business or asset and (y) the aggregate amount of Indebtedness assigned to the buyer in connection with such sale or disposition) equals or exceeds $500,000 and
     (ii) that certain sale of assets of the Borrower and its Subsidiaries identified to the Administrative Agent on March 30, 2001.

          23. Section 12.07(a) of the Credit Agreement is hereby amended by inserting the following proviso immediately after the proviso appearing in said
Section:

          "PROVIDED FURTHER, that to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a PRO FORMA Basis".

          24. The Credit Agreement is hereby amended by adding Exhibit N thereto in the form attached hereto as Exhibit N.


II.  MISCELLANEOUS PROVISIONS.

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, after giving effect to this Amendment; and

               (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (ii) Cypress Merchant Banking Partners L.P., Holdings and the Borrower shall have duly authorized, executed and delivered the Capital Contribution Agreement in the form of Exhibit N to the Credit Agreement and the Capital Contribution Agreement shall be in full force and effect;

          (iii) the Borrower shall have paid to the Administrative Agent for distribution to each Bank that has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on March 30, 2001 an amendment fee equal to 0.25% of the sum of (x) its Revolving Commitment, if any, as in effect on the Fifth Amendment Effective Date (immediately after giving effect thereto and to the reduction of the Total Revolving Loan Commitment required pursuant to Section 3.03(d) of the Credit Agreement (as amended hereby) PLUS (y) the aggregate outstanding principal amount of its Term Loans, if any, immediately prior to the Fifth Amendment Effective Date;

          (iv) the Administrative Agent shall have received from Cypress Merchant Banking Partners L.P. certified copies of resolutions of its Management Committee with respect to the Capital Contribution Agreement and such resolutions shall be reasonably satisfactory to the Administrative Agent; and

          (v) the Administrative Agent shall have received from Simpson, Thacher & Bartlett, special New York counsel to the Credit Parties and Cypress Merchant Banking Partners L.P., an opinion addressed to the Administrative Agent and each of the Lenders and dated the Fifth Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request.

          6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   AMTROL HOLDINGS, INC.


                                   By: /s/ David P. Spalding
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   AMTROL INC.


                                   By: /s/ Larry T. Guillemette
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   BANKERS TRUST COMPANY, Individually and as
                                        Administrative Agent


                                   By: /s/ Susan L. LeFevre
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                        Individually and as Documentation Agent


                                   By: /s/ T. Morgan Edwards II
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BANKBOSTON, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CITIZENS FINANCIAL GROUP INC


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   FIRST SOURCE FINANCIAL LLP
                                        By First Source Financial Inc.,
                                        Its manager


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   FLEET NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOCIETE GENERALE


                                   By: /s/ Cynthia A. Jay
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   AMARA-1 FINANCE LTD.


                                   By: /s/ Gregory Stoeckle
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   CERES FINANCE LTD.


                                   By: /s/ Gregory Stoeckle
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   KZH PAMCO LLC


                                   By: /s/ Kimberly Rowe
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   KATONAH I, LTD.


                                   By: /s/ Ralph Della Rocca
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   KZH HIGHLAND - 2 LLC


                                   By: /s/ Kimberly Rowe
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   AVALON CAPITAL LTD - 2

                                   By: Invesco Senior Secured Management, Inc.
                                       As Portfolio Advisor


                                   By: /s/ Gregory Stoeckle
                                      ------------------------------------------
                                      Name:
                                      Title: